Exhibit 4.2

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Second Amended and Restated Investor Rights Agreement (this “Agreement”) is made and entered into as of August 22, 2014 (the “Effective Date”), by and among Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock (each a “Series A Holder” and collectively, the “Series A Holders”), the holders of the Company’s Series B Preferred Stock (each a “Series B Holder” and collectively, the “Series B Holders”), the holders of the Company’s Series C Preferred Stock (each a “Series C Holder” and collectively, the “Series C Holders”, and together with the Series A Holders and the Series B Holders, the “Preferred Holders”), each as set forth on Schedule A attached hereto, and the holders of the Company’s Common Stock other than ARIAD (defined below) set forth on Schedule B attached hereto (each a “Common Holder” and collectively, the “Common Holders” and together with the Preferred Holders, each an “Investor” and collectively, the “Investors”), ARIAD Pharmaceuticals, Inc., a Delaware corporation (“ARIAD”), and the spouses of the Investors, who join in this Agreement for certain purposes as provided herein, each as listed on the signature pages attached hereto. The Company, ARIAD and the Investors are each a “Party” and together are “Parties” to this Agreement.

WHEREAS, the Company, the Series B Holders, the Series A Holders, the Common Holders and ARIAD are parties to that certain Amended and Restated Investor Rights Agreement dated as of November 9, 2011 (as amended, the “Prior Investor Rights Agreement”); and

WHEREAS, the Company and ARIAD are parties to the ARIAD Investor Rights Agreement dated as of July 25, 2006 (as defined below); and

WHEREAS, the Company and the Series C Holders are parties to that certain Series C Preferred Stock and Warrant Purchase Agreement dated of even date herewith (the “Purchase Agreement”), pursuant to which the Series C Holders are acquiring shares of Series C Preferred Stock and warrants to purchase shares of Series C Preferred Stock (the “Financing”); and

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, to induce the Series C Holders to execute and deliver the Purchase Agreement, the Company, the Series B Holders, the Series A Holders, the Common Holders and ARIAD have agreed to the execution and delivery of this Agreement, which amends and restates the Prior Investor Rights Agreement;

WHEREAS, the parties to this Agreement are the sole parties holding registration rights with respect to the Common Stock of the Company, and this Agreement is intended to define all of such rights outstanding as of the Effective Date;

NOW, THEREFORE, for and in consideration of the premises herein contained, mutual covenants and agreements, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions herein contained, and with the intent to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means, with respect to a specified person or entity, a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity. For purposes of this definition, “control” (including “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Approved Sale” shall have the meaning set forth in Section 4.3.

“ARIAD” shall have the meaning set forth in the preamble to this Agreement.

“ARIAD Common Stock” means the shares of Common Stock currently held and hereafter acquired by ARIAD pursuant to and in accordance with the ARIAD Investor Rights Agreement and the ARIAD Stock Purchase Agreement.

“ARIAD Holder” means ARIAD as a holder of Common Stock.

“ARIAD Investor Rights Agreement” means the Investor Rights Agreement dated as of July 25, 2006, by and among the Company, ARIAD and ARIAD Gene Therapeutics, Inc., as amended.

“ARIAD Stock Purchase Agreement” means the Stock Purchase Agreement dated as of July 25, 2006, by and among the Company, ARIAD and ARIAD Gene Therapeutics, Inc.

“BBI” shall have the meaning set forth in Section 2.1(a).

“Board of Directors” means the Company’s Board of Directors.

“Closing” shall have the meaning assigned to such term in the Purchase Agreement.

“Common Holder” and Common Holders” shall have the meaning set forth in the preamble to this Agreement, and specifically excludes the ARIAD Holder.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Covered Person” shall have the meaning set forth in Section 6.14(a).

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“Consummation Date” shall have the meaning set forth in Section 5.3(a).

“Disqualification Event” shall have the meaning set forth in Section 6.14(a).

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Expiration Date” shall have the meaning set forth in Section 5.2(a)(iii).

“Financing” shall have the meaning set forth in the recitals to this Agreement.

“Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Fully-Exercising Investor” shall have the meaning set forth in Section 5.1(b)(ii).

“GAAP” shall have the meaning set forth in Section 3.1(a).

“Holders” refers collectively to Series A Holders, the Series B Holders, the Series C Holders, the Common Holders and the ARIAD Holder.

“Immediate Family Member” shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

“Information Rights Holder” shall have the meaning set forth in Section 3.1.

“Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

“Initiating Holder(s)” shall have the meaning set forth in Section 2.1(a).

“Inspection Rights Holder” shall have the meaning set forth in Section 3.2.

“Investor” and Investors” shall have the meaning set forth in the preamble to this Agreement.

“Notice” shall have the meaning set forth in Section 5.1(b)(i).

“Offered Securities” shall have the meaning set forth in Section 5.2(a).

“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.

“Preferred Directors” shall mean the Series A Director, the Series B Directors and the Series C Directors.

“Preferred Holder” shall have the meaning set forth in the preamble to this Agreement.

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“Preferred Stock” shall mean the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Prior Investor Rights Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Purchase Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Purchase Notice” shall have the meaning set forth in the Section 5.2(a)(ii).

“QPO” shall have the meaning ascribed to it in the Third Amended and Restated Certificate of Incorporation.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of Preferred Stock; (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above; and (iii) the ARIAD Common Stock, excluding in all cases, however, any Registrable Securities sold by a person or entity in a transaction in which his, her, or its rights under Article II are not assigned.

“Registration Statement” shall have the meaning set forth in Section 2.8.

“Requisite Parties” shall have the meaning set forth in Section 4.3.

“Rights Holder” shall mean an Information Rights Holder and an Inspection Rights Holder.

“S-3 Initiating Holder(s)” shall have the meaning set forth in Section 2.3(a).

“Sale” shall have the meaning set forth in Section 5.3(a).

“Sale Notice” shall have the meaning set forth in Section 5.2(a)(i).

“SEC” means the Securities and Exchange Commission.

“Secondary Notice” shall have the meaning set forth in Section 5.2(a)(iii).

“Selling Group” shall have the meaning set forth in Section 5.3(b).

“Selling Common Holder” shall have the meaning set forth in Section 5.2(a).

“Selling Preferred Holder” shall have the meaning set forth in Section 2.2(c).

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“Series A Director” shall mean that director designated by the Series A Holders and elected pursuant to Section 4.1(c)(iii) below.

“Series A Holder” and “Series A Holders” shall have the meaning set forth in the preamble to this Agreement.

“Series A Preferred Stock” shall mean the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

“Series B Directors” shall mean those directors designated by the Series B Holders and elected pursuant to Section 4.1(c)(ii) below.

“Series B Holder” and “Series B Holders” shall have the meaning set forth in the preamble to this Agreement.

“Series B Preferred Stock” shall mean the Series B 6% Cumulative Convertible Participating Preferred Stock of the Company, par value $0.01 per share.

“Series C Directors” shall mean those directors designated by the Series C Holders and elected pursuant to Section 4.1(c)(i) below.

“Series C Holder” and “Series C Holders” shall have the meaning set forth in the preamble to this Agreement.

“Series C Preferred Stock” shall mean the Series C Convertible Preferred Stock of the Company, par value $0.01 per share.

“Shares” shall mean any share of, or securities convertible or exchangeable for any shares of, any class of the Company’s capital stock.

“T. Rowe Price Managed Holder” shall have the meaning set forth in Section 2.12.

“Third Amended and Restated Certificate of Incorporation” means the Company’s Third Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on or before the Closing, as may be amended from time to time.

“Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any like transfer or encumbering of any Shares.

“Underwriter Carvebacks” shall have the meaning set forth in Section 2.1(b).

“Violation” shall have the meaning set forth in Section 2.8(a).

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Demand Registration.

(a) Subject to the conditions of this Section 2.1, if the Company shall receive, at any time after the earlier of (i) three (3) years from the Closing and (ii) six (6) months following the closing of the Initial Offering, a written request from a Preferred Holder or Preferred Holders holding thirty percent (30%) or more of the Registrable Securities then outstanding (the “Initiating Holder(s)”), that the Company file a registration statement under the Act covering the registration of (a) with respect to any written request prior to the Initial Offering, at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percentage provided that such registration under this Section 2.1 shall have an aggregate offering price, net of underwriting discounts and commissions, of $10,000,000 or more) and (b) with respect to any written request following the Initial Offering, any amount of the Registrable Securities then outstanding, then the Company shall:

(i)	within ten (10) days of the receipt thereof, give written notice of such request to all other Preferred Holders;

(ii)	subject to the limitations of this Section 2.1, use all reasonable efforts, as soon as practicable, and in any event within ninety (90) days of the receipt of such request, to file a registration statement under the Act covering all Registrable Securities which the Initiating Holder(s) request to be registered, together with all or any portion of Registrable Securities of any other Preferred Holders joining in such request as are specified in a written request delivered to the Company in accordance with Section 6.6 and received by the Company within twenty (20) days after the mailing of the Company’s notice pursuant to Section 2.1(a); and

(iii)	use its reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

Each such request by a Preferred Holder (other than the Initiating Holder(s)) shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Preferred Holder (other than the Initiating Holder(s)) to respond within such twenty (20) day period referred to in clause (ii) above shall be deemed to be a waiver of such Preferred Holder’s rights under this Section 2.1 with respect to such registration, provided that any such Preferred Holder may waive its or his rights under this Section 2.1 prior to the expiration of such twenty (20) day period by giving written notice to the Company, with a copy to the Initiating Holder(s). The Preferred Holders shall be limited to a maximum of two (2) demand registrations pursuant to this Section 2.1; provided, however, that Baker Brothers Investments (“BBI”) shall maintain a right to demand one (1) registration pursuant to this Section 2.1 in the event that the two (2) demand registrations are made by Preferred Holders other than BBI and BBI does not participate in such registrations. The Company shall not be required to effect more than one (1) registration in any twelve (12) month period. A registration will not count toward the Preferred Holders’ limit of two (2) demand registrations pursuant to this Section 2.1 if (Y) less than all Registrable Securities requested to be registered by the Preferred Holders are registered (except for Registrable Securities not included in the registration as a result of an Underwriter Carveback (as defined below)), or (Z) the registration is withdrawn at the request of the Preferred Holders when the Preferred Holders have

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learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Preferred Holders at the time of their registration request and have withdrawn the request with reasonable promptness following disclosure by the Company or a third party of such material adverse change.

(b) If the Initiating Holder(s) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1(a)(i). The underwriter will be selected by the Initiating Holder(s), subject only to the reasonable approval of the Company. In such event, the right of any Preferred Holder to include its or his Registrable Securities in such demand registration shall be conditioned upon such Preferred Holder’s participation in such underwriting and the inclusion of such Preferred Holder’s Registrable Securities in the underwriting to the extent provided herein. All Preferred Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided herein) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holder(s) and the Company in writing that marketing factors require a limitation of the number of securities underwritten (“Underwriter Carvebacks”), then the Company shall so advise all Preferred Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated among all Preferred Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities of the Company owned by each Preferred Holder, except that no Registrable Securities of a Preferred Holder shall be excluded unless and until all securities that are not Registrable Securities are first excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(c) The Company shall not be required to effect a demand registration pursuant to this Section 2.1:

(i)	in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such demand registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act;

(ii)	during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 2.2 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

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(iii)	if the Initiating Holder(s) propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.3 below; or

(iv)	if the Company shall furnish to the Initiating Holder(s) a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holder(s), provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

Section 2.2 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (whether for its own account or otherwise) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan, (ii) a registration relating to a corporate reorganization or other transaction on Form S-4 or under Rule 145 of the Act, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or (v) a registration pursuant to Section 2.1), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 6.6, the Company shall, subject to the provisions of Section 2.2(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

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(c) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2.2 to include any of the Preferred Holders’ Registrable Securities or the ARIAD Holder’s Registrable Securities or any of the Common Holder’s Common Stock in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their reasonable discretion will not jeopardize the success of the offering; provided, however, that no such reduction shall reduce the amount of Registrable Securities of the selling Holders included in the offering below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded, including all of the Common Stock owned by the Common Holders proposed to be included in the registration. In the event that the underwriters determine that less than all of the Registrable Securities or Common Stock requested to be registered can be included in such offering, then the Registrable Securities and shares of Common Stock that are included in such offering shall be apportioned pro rata among the Selling Preferred Holders and the ARIAD Holder based on the number of Registrable Securities held by all Selling Preferred Holders and the ARIAD Holder or in such other proportions as shall mutually be agreed to by all such Parties. For purposes of apportionment, for any selling stockholder which is a Preferred Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Preferred Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Selling Preferred Holder”, and any pro-rata reduction with respect to such “Selling Preferred Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Selling Preferred Holder,” as defined in this sentence.

Section 2.3 Form S-3 Registration.

(a) Subject to the conditions of this Section 2.3, if the Company shall receive a written request from a Preferred Holder or Preferred Holders or ARIAD Holder (the “S-3 Initiating Holder(s)”), that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the S-3 Initiating Holder(s), then the Company shall:

(i)	promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

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(ii)

as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such S-3 Initiating Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance, pursuant to this Section 2.3: (A) if Form S-3 is not available for such offering by the Preferred Holders or ARIAD Holder; (B) if such Holders propose to sell Registrable Securities and Common Stock at an aggregate price to the public of less than $3,000,000 (net of discounts and commissions); (C) if the Company shall furnish to such Holders a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Preferred Holders or ARIAD Holder under this Section 2.3, provided, that, that the Company shall not utilize this right more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); (D) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) or more registrations on Form S-3 for the Preferred Holders or ARIAD Holder pursuant to this Section 2.3; (E) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is

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already subject to service in such jurisdiction and except as may be required under the Act; or (F) during the period ending ninety (90) days after the effective date of a registration statement subject to Section 2.2.

(b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holder(s) but in any event not later than ninety (90) days after it receives the request. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1 or 2.2, respectively.

(c) If the S-3 Initiating Holder(s) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.3 and the Company shall include such information in the written notice referred to in Section 2.3(a)(i). The provisions of Section 2.1(b) shall be applicable to such request (with the substitution of Section 2.3 for references to Section 2.1), provided, however, in no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded, including all of the Common Stock owned by the Common Holders proposed to be included in the registration.

Section 2.4 Obligations of Company. Whenever required under this Article II to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts (including prompt and thorough response to reviews and inquiries of the SEC) to cause such registration statement to become effective and keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities or Common Stock on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred twenty (120) days, if necessary, to keep the registration statement effective until all such Registrable Securities or Common Stock are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities or Common Stock owned by them;

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(d) use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities or Common Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) notify each Holder of Registrable Securities covered by such registration statement in writing of the effectiveness of such registration statement within twenty-four (24) hours of effectiveness;

(h) cause all such Registrable Securities and Common Stock registered pursuant hereto to be listed on each national securities exchange or trading system on which similar securities issued by the Company are then listed;

(i) provide a transfer agent and registrar for all Registrable Securities and Common Stock registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(j) use all reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities and Common Stock, respectively, pursuant to this Article II, on the date that such Registrable Securities and Common Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Article II, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities or Common Stock, respectively, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and Common Stock, respectively.

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Section 2.5 Information from Preferred Holder, ARIAD Holder and Common Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II with respect to the Registrable Securities of any Selling Preferred Holder, ARIAD Holder or Common Stock of any selling Common Holder that such Holder shall furnish to the Company such information regarding itself or himself, the Registrable Securities or Common Stock held by it, him or her, and the intended method of disposition of such securities as shall be required to effect the registration of such Preferred Holder’s Registrable Securities, ARIAD Holder’s Registrable Securities or such Common Holder’s Common Stock.

Section 2.6 Expenses of Registration.

(a) All expenses (other than underwriting discounts, selling commissions, and stock transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company and the reasonable fees and expenses, not to exceed an aggregate of $50,000, of one (1) special counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Preferred Holders holding a majority of the Registrable Securities to be registered (in which case all participating Preferred Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the closed or withdrawn registration); provided further, however, that if at the time of such withdrawal, the Preferred Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Preferred Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company or any third party of such material adverse change, then the Preferred Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

(b) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 2.2 and 2.3 hereof for each Preferred Holder and ARIAD Holder (which right may be assigned as provided in Section 2.10 hereof) and each Common Holder, including (without limitation) all registration, filing, and qualification fees, printers and reasonable accounting fees relating or apportionable thereto and the reasonable fees and expenses, not to exceed an aggregate of $50,000, of one (1) counsel for the selling Holders selected by the Preferred Holders and ARIAD Holder holding a majority of the Registrable Securities to be registered, but excluding underwriting discounts and commissions relating to Registrable Securities.

Section 2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

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Section 2.8 Indemnification. In the event any Registrable Securities or shares of Common Stock are included in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, a “Registration Statement”), under this Article II:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, their respective partners, members, officers, directors, and stockholders, legal counsel and accountants for each selling Holder, any underwriter (as defined in the Act) for such selling Holder and each person, if any, who controls such selling Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any other federal securities laws or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Act, the Exchange Act, or any state securities laws; and the Company will pay to each such selling Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages, or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, or liability.

(b) To the extent permitted by law, each Selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, each underwriter, each other Holder selling securities in such Registration Statement and each partner, member, director, officer, or controlling person of each such underwriter, other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act, any other federal securities laws or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect

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thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any person intended to be indemnified pursuant to this Section 2.8(b), for any reasonable legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Selling Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this Section 2.8(b) exceed the net proceeds from the offering received by such Selling Holder, except in the case of fraud or willful misconduct by such Selling Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such Selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8, then, and in each such case, the Company, such will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be

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determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (i) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.8(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company, the Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities or Common Stock in a Registration Statement under this Article II, and shall survive the termination of this Agreement.

Section 2.9 Reports under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is reasonably necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities and Common Stock such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities or Common Stock forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days following the effective date of the first registration statement filed by the Company), the

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Act, and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

Section 2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities or Common Stock pursuant to this Article II may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of all or some of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, respectively; (iii) is a successor by merger, reorganization or otherwise, of a Holder; or (iv) acquires at least twenty percent (20%) of a Holder’s Registrable Securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities or Common Stock held by a transferee or assignee, the holdings of transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company; (iii) who is a Holder’s Immediate Family Member; or (iv) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, shall be aggregated together and with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article II.

Section 2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement and prior to the Company’s Initial Offering, the Company shall not, without the prior written consent of (i) the holders of a majority of the Preferred Stock and ARIAD Common Stock voting together (for purposes of such calculation the Preferred Stock shall be deemed converted into Common Stock in accordance with its terms) and (ii) the holders of a majority of the Series C Preferred Stock (including BBI so long as BBI owns at least one million (1,000,000) shares of Preferred Stock and/or Common Stock (as adjusted for stock splits, stock dividends and similar recapitalization events)), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder the right to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the

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Registrable Securities of the Preferred Holders and ARIAD Holder that are included or to demand registration of any securities held by such holder or prospective holder. Notwithstanding the foregoing, the Company shall be permitted with no additional approvals to provide the holder of the Common Stock Purchase Warrant issued by the Company to the Texas Office of Economic Development and Tourism dated September 27, 2007, with the registration rights provided for in such Common Stock Purchase Warrant on the exercise thereof.

Section 2.12 “Market Stand-Off” Agreement. Each Holder hereby agrees that it or he will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 2.12 shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. For purposes of clarification and avoidance of doubt, this Section 2.12 and any lock-up agreement executed by (i) BBI or (ii) T. Rowe Price Associates, Inc. for and on behalf of any Holder managed by T. Rowe Price Associates, Inc. (a “T. Rowe Price Managed Holder”) shall not apply to shares of Common Stock purchased by BBI or a T. Rowe Price Managed Holder or any other account managed by T. Rowe Price in the Initial Offering or on the open market after the Initial Offering. The underwriters in connection with the Company’s Initial Public Offering are intended third party beneficiaries of this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Public Offering that are consistent with this Section 2.12 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Preferred Holder and ARIAD Holder and Common Stock of each Common Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

Section 2.13 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Article II after three (3) years following the consummation of the QPO or such earlier time at which all Registrable Securities held by such Holder, as applicable (and any Affiliate of the Holder with whom such Holder must aggregate its or his sales under Rule 144), can be sold without any volume limitations and without registration in compliance with Rule 144 of the Act within a ninety (90) day period.

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ARTICLE III

COVENANTS OF THE COMPANY

Section 3.1 Delivery of Financial Information; Reporting Obligations. The Company shall deliver to the ARIAD Holder and to each Preferred Holder owning at least two hundred fifty thousand (250,000) shares of Preferred Stock (as adjusted for stock splits, stock dividends and similar recapitalization events) (each, an “Information Rights Holder”):

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an audited consolidated income statement of the Company for such year, an audited consolidated balance sheet and statement of stockholder’s equity of the Company as of the end of such fiscal year, and an audited consolidated statement of cash flows of the Company for such fiscal year, such audited year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such audited financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Board of Directors and acceptable to the holders of a majority of the Preferred Stock;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited consolidated income statement and consolidated statement of cash flows of the Company for such fiscal quarter and an unaudited consolidated balance sheet of the Company as of the end of such fiscal quarter, prepared in accordance with GAAP which shall each show a comparison to plan figures for such period and to the comparable period in the prior year prepared in accordance with GAAP with the exception that year end audit adjustments need not have been made;

(c) an annual budget and operating plans for the Company prior to the beginning of each fiscal year and (as soon as available) any subsequent revisions thereto;

(d) a report setting forth in detail all equity and debt holders of the Company within twenty (20) days after the end of each fiscal year; and

(e) such relevant business and other information supporting the financial statements described above, including, without limitation, copies of all detail and management reports, as any Information Rights Holder may reasonably request from time to time.

The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with GAAP consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under GAAP consistently applied.

Section 3.2 Inspection. The Company shall permit each Preferred Holder as long as such Preferred Holder owns at least two hundred fifty thousand (250,000) shares of Preferred Stock (as adjusted for stock splits, stock dividends and similar recapitalization events) (each, an

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“Inspection Rights Holder”), at such Inspection Rights Holder’s expense, to visit and inspect the Company’s properties and assets, to examine its books of account and records, and to discuss the Company’s affairs, finances, and accounts with its officers, senior management, counsel, and accountants, all at such reasonable times as may be requested by any Inspection Rights Holder; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably considers to be a trade secret, privileged or similar confidential information without such Inspection Rights Holder executing a confidentiality and non-disclosure agreement in a form satisfactory to the Company.

Section 3.3 Confidentiality of Records. Each Rights Holder agrees to use the same degree of care as such Rights Holder uses to protect its own confidential information to keep confidential any information furnished to such Rights Holder pursuant to Sections 3.1 and 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Rights Holder may disclose such proprietary or confidential information (i) to any Affiliate, partner, subsidiary or parent of such Rights Holder as long as such Affiliate, partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions (for the avoidance of doubt, T. Rowe Price Associates, Inc. may share confidential information with the T. Rowe Price Managed Holders and vice versa); (ii) at such time as it enters the public domain through no fault of such Rights Holder; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by such Rights Holder or its agents independently of and without reference to any confidential information communicated by the Company; (v) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring or valuing its investment in the Company as long as such person is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; or (vi) as required by applicable law. For the sake of clarity, nothing contained in this Section 3.3 shall in any way restrict or impair the obligations of the T. Rowe Price Managed Holders (or T. Rowe Price Associates, Inc. on their behalf) to report its holdings of the Company in accordance with applicable reporting laws and regulations, without prior notice to the Company.

Section 3.4 Non-Disclosure and Proprietary Rights Assignment Agreements. The Company will cause each person now or hereafter employed by the Company or any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information or trade secrets to enter into a non-disclosure and proprietary rights assignment agreement in the form attached hereto as Exhibit A. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements without the consent of the Board of Directors of the Company, which consent shall consist of the affirmative vote of a majority of the Preferred Directors.

Section 3.5 Stock Vesting. Unless otherwise approved by the Board of Directors, including a majority of the Preferred Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) seventy-five percent (75%) of such

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stock shall vest monthly over the remaining three (3) years. In addition, unless otherwise approved by the Board of Directors, including a majority of the Preferred Directors, (i) there shall be no transfers of Shares permitted prior to vesting and (ii) the Company shall retain a “right of first refusal” on employee transfers until the Initial Offering and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

Section 3.6 Director and Officer Insurance. The Company will use its best efforts to obtain and maintain in full force and effect director and officer liability insurance in such amounts and on such terms as are satisfactory to the Series C Holders.

Section 3.7 Directors’ Liability and Indemnification. The Company’s Third Amended and Restated Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall enter into and use its best efforts to at all times maintain indemnification agreements with each of its directors to indemnify such directors to the maximum extent permissible under applicable law.

Section 3.8 Successor Indemnification. In the event that the Company or any of its successors or assigns (a) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (b) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether pursuant to this Agreement, the Company’s bylaws, its Third Amended and Restated Certificate of Incorporation or elsewhere, as the case may be.

Section 3.9 Termination of Covenants. Notwithstanding anything herein to the contrary, the covenants set forth in Sections 3.1 and 3.2 shall terminate and be of no further force or effect upon the earlier of (a) the closing of a QPO; (b) a merger or consolidation of the Company (other than one in which stockholders of the Company own a majority (by voting power) of the outstanding shares of the surviving or acquiring corporation); (c) a sale, lease, transfer, or other disposition of all or substantially all of the assets of the Company; (d) a transfer of shares of capital stock of the Company representing more than fifty percent (50%) of the votes entitled to be cast at a stockholders meeting to a person or entity, or group of persons or entities, that held (in the aggregate) less than ten percent (10%) of the shares of capital stock of the Company immediately before such transfer; (e) when the Company first becomes subject to the periodic reporting requirements of Sections 12(b), 12(g) or 15(d) of the 1934 Act; or (f) with respect to a Preferred Holder or ARIAD Holder, when such Preferred Holder or ARIAD Holder transfers more than fifty percent (50%) of such Preferred Holder’s or ARIAD’s Holder’s original investment in Preferred Stock or ARIAD Common Stock, respectively.

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ARTICLE IV

BOARD OF DIRECTORS; VOTING AGREEMENT

Section 4.1 Board of Directors; Voting Agreement.

(a) The Board of Directors of the Company shall consist of up to eight (8) members unless increased or decreased in size in accordance with the Company’s Third Amended and Restated Certificate of Incorporation.

(b) Each Investor that has the right to designate a Preferred Director pursuant to this Section 4.1 shall have the right to appoint its designated Preferred Director to two (2) committees of the Board of Directors.

(c) Each of the Investors agrees to vote all of such Investor’s Shares and any other voting securities of the Company over which such Investor has voting control, and the ARIAD Holder agrees to vote the ARIAD Common Stock, and each shall take all other necessary or desirable actions within such Investor’s control (whether as a stockholder, director, member of a Board committee, or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so as to elect members of the Company’s Board of Directors as follows :

(i)	At each election of or action by written consent to elect directors in which the holders of Series C Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Shares so as to elect (A) one individual designated by BBI so long as BBI holds at least 1,000,000 shares of Preferred Stock and/or Common Stock (as adjusted for stock splits, stock dividends and similar recapitalization events), (B) one individual designated by the holders of a majority of the Series C Preferred Stock, and (C) one individual designated by the holders of a majority of the Series C Preferred Stock who is not affiliated with any Investor or ARIAD, who is not an employee of the Company and who shall be reasonably acceptable to each of the other directors.

(ii)	At each election of or action by written consent to elect directors in which the holders of Series B Preferred Stock, voting as a separate class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Shares so as to elect two individuals designated by the holders of a majority of the Series B Preferred Stock.

(iii)	At each election of or action by written consent to elect directors in which the holders of Series A Preferred Stock, voting as a separate

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class, are entitled to elect directors of the Company, the Investors shall vote all of their respective Shares so as to elect one individual designated by the holders of a majority of the Series A Preferred Stock.

(iv)	At each election of or action by written consent to elect directors in which the holders of Common Stock and Preferred Stock, voting together as a single class and on an as-if-converted to Common Stock basis, are entitled to elect directors of the Company, the Investors and ARIAD shall vote all of their respective Shares so as to elect (A) the Chief Executive Officer of the Company (or the most senior member of management in the event that there is no Chief Executive Officer), such director initially to be Thomas J. Farrell, and (B) Kevin M. Slawin, M.D. for as long as he either (1) continues to own not less than five percent (5%) of the issued and outstanding shares of the Company’s Common Stock on a fully diluted basis, assuming the exercise of all outstanding and vested options, warrants and other rights to acquire shares of the Company’s Common Stock and Preferred Stock and assuming conversion of all outstanding shares of capital stock, notes or other instruments convertible into the Company’s Common Stock, whether registered in Kevin M. Slawin’s name or in the name of his Immediate Family Members or by trusts, family partnerships or other entities owned or controlled by Kevin M. Slawin or owned by or established for the benefit of his Immediate Family Members or (2) is engaged by the Company or its affiliates to provide employment or consulting services of any kind or nature (including, without limitation, serving as Chief Medical Officer or Chief Technology Officer).

(v)	The removal from the Board of Directors (with or without cause) of any representative described in Sections 4.1(c)(i), (ii), or (iii) shall be at the written request of the party or parties possessing the right to designate such representative, but only upon such written request and under no other circumstances.

(vi)	In the event that any representative described in Sections 4.1(c)(i), (ii), or (iii) ceases to serve as a member of the Board of Directors during such representative’s term of office, the resulting vacancy on the Board of Directors shall, at the option of the party or parties possessing the right to designate such representative, be filled by a representative designated by the party or parties possessing the right to designate such representative as provided hereunder. Any other vacancies on the Board of Directors shall be filled by a majority vote of the Company’s stockholders, voting on an as-converted basis.

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(d) The Company shall pay the reasonable out of pocket expenses incurred by each director in connection with attending the meetings of the Board of Directors and any committee thereof, including but not limited to reasonable travel expenses.

(e) Unless otherwise determined by the vote of a majority of the directors then in office (including at least a majority of the Preferred Directors), the Board of Directors shall meet at least quarterly in accordance with an agreed upon schedule.

Section 4.2 Observer Rights. So long as BBI holds at least 1,000,000 shares of Preferred Stock and/or Common Stock (as adjusted for stock splits, stock dividends and similar recapitalization events), the Company shall allow one representative designated by BBI to attend all meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential information or for other similar reasons. The decision of the Board of Directors with respect to the privileged or confidential nature of such information shall be final and binding.

Section 4.3 Change of Control. In the event that the holders of a majority of the then-outstanding shares of Preferred Stock (the “Requisite Parties”), approve a sale of the Company or all or substantially all of the Company’s assets (an “Approved Sale”), whether by means of a merger, consolidation or sale of stock or assets, or otherwise, (A) if the Approved Sale is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, each Investor and ARIAD agrees to be present, in person or by proxy, at all meetings for the vote thereon, to vote all shares of capital stock held by such person for and raise no objections to such Approved Sale, and waive and refrain from exercising any dissenters rights, appraisal rights or similar rights in connection with such Approved Sale, or (B) if the Approved Sale is structured as a sale of the stock of the Company, the Investors and ARIAD shall each agree to sell their respective Shares on the terms and conditions approved by the Requisite Parties; provided in each case that such terms do not provide that such Investor or ARIAD would receive as a result of such Approved Sale less than the amount that would be distributed to such Investor or ARIAD in the event the proceeds of such Approved Sale of the Company were distributed in accordance with the liquidation preferences set forth in the Third Amended and Restated Certificate of Incorporation. The Investors and ARIAD shall each take all necessary and desirable actions approved by the Requisite Parties in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (x) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (y) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale. Notwithstanding the foregoing, an Investor or ARIAD will not be required to comply with this Section 4.3 in connection with any Approved Sale unless:

(a) any representations and warranties to be made by such Investor or ARIAD in connection with the Approved Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to the shares of the Company’s capital stock held by the Investor or ARIAD, including but not limited to representations and warranties that (i) the Investor or ARIAD holds all right, title and interest in and to such shares that such Investor or ARIAD purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Investor or ARIAD in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Investor or ARIAD have been duly executed by the Investor or ARIAD and delivered to the acquirer and are enforceable against the Investor or ARIAD in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Investor’s or ARIAD’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

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(b) the Investor or ARIAD shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Approved Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Investor or ARIAD of any of identical representations, warranties and covenants provided by all Investors and ARIAD);

(c) the liability for indemnification, if any, of such Investor or ARIAD in the Approved Sale and for the inaccuracy of any representations and warranties made by the Company or its Investors or ARIAD in connection with such Approved Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Investor or ARIAD of any of identical representations, warranties and covenants provided by all Investors and ARIAD), and is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Investor or ARIAD in connection with such Approved Sale;

(d) liability shall be limited to such Investor’s or ARIAD’s applicable share (determined based on the respective proceeds payable to each Investor or ARIAD in connection with such Approved Sale in accordance with the provisions of the Third Amended and Restated Certificate of Incorporation) of a negotiated aggregate indemnification amount that applies equally to all Investors and ARIAD but that in no event exceeds the amount of consideration otherwise payable to such Investor or ARIAD in connection with such Approved Sale, except with respect to claims related to fraud by such Investor or ARIAD, the liability for which need not be limited as to such Investor or ARIAD; and

(e) upon the consummation of the Approved Sale, (i) each holder of each class or series of the Company’s capital stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Common Stock will

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receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Approved Sale is a Deemed Liquidation Event) in accordance with the Company’s Third Amended and Restated Certificate of Incorporation.

Section 4.4 Irrevocable Proxy. To secure each Investor’s and ARIAD’s obligations to vote their respective Shares in accordance with Section 4.3 of this Agreement, each Investor and ARIAD hereby appoints the Chairman of the Board or the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as such Investor’s or ARIAD’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Investor’s Shares and ARIAD’s Shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Investor or ARIAD if, and only if, such Investor or ARIAD fails to vote all of such Investor’s Shares or ARIAD’s Shares or execute such other instruments in accordance with the provisions of this Agreement within five days of the Company’s or any other party’s written request for such Investor’s or ARIAD’s written consent or signature. The proxy and power granted by each Investor and ARIAD pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of an Investor’s Shares or ARIAD’s Shares, as the case may be, and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any of an Investor’s Shares or ARIAD’s Shares.

Section 4.5 Termination of Covenants. Notwithstanding anything herein to the contrary, the covenants set forth in this Article IV and Article V shall terminate and be of no further force or effect upon the earlier of (a) the closing of the QPO; (b) a merger or consolidation of the Company (other than one in which stockholders of the Company own a majority (by voting power) of the outstanding shares of the surviving or acquiring corporation); (c) a sale, lease, transfer, or other disposition of all or substantially all of the assets of the Company; or (d) a transfer of shares of capital stock of the Company representing more than fifty percent (50%) of the votes entitled to be cast at a stockholders meeting to a person or entity, or group of persons or entities, that held (in the aggregate) less than ten percent (10%) of the shares of capital stock of the Company immediately before such transfer.

ARTICLE V

PREEMPTIVE RIGHTS AND TRANSFER RESTRICTIONS

Section 5.1 Preemptive Rights.

(a) Subject to the terms and conditions specified in this Section 5.1, the Company hereby grants to each Investor a preemptive right with respect to future sales by the

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Company of its Shares. For purposes of this Section 5.1, Investor includes any partners and Affiliates of an Investor. An Investor shall be entitled to apportion the preemptive right hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

(b) Each time the Company proposes to offer any Shares, the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

(i)	The Company shall deliver a notice in accordance with Section 6.6 (“Notice”) to the Investors stating (A) its bona fide intention to offer such Shares, (B) the number of such Shares to be offered, and (C) the price and terms upon which it proposes to offer such Shares.

(ii)	By written notification received by the Company, within twenty (20) calendar days after receipt of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, or issuable upon exercise of all warrants issued by the Company then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible Preferred Stock and full exercise of all warrants to issued by the Company to any Investor). The Company shall promptly, in writing, inform each Investor that elects to purchase all the Shares available to it, him or her (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, or issuable upon exercise of all warrants to purchase shares of Common Stock issued by the Company then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock of the Company then held (assuming full conversion of all convertible Preferred Stock and full exercise of all warrants to purchase shares of Common Stock issued by the Company) by all Fully-Exercising Investors who wish to purchase such unsubscribed Shares.

(iii)

If all Shares that Investors are entitled to obtain pursuant to Section 5.1(b)(ii) are not elected to be obtained as provided in Section 5.1(b)(ii) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 5.1(b)(ii)

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hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(iv)	The preemptive rights in this Section 5.1 shall not be applicable to (A) the issuance or sale of securities to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company, including a majority of the Preferred Directors; (B) the issuance of securities in a QPO; (C) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities; (D) the issuance of securities by reason of a dividend, stock split, split-up or other distribution; (E) the issuance of securities pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided that such issuances are approved by the Board of Directors, including a majority of the Preferred Directors; (F) the issuance of securities to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors, including a majority of the Preferred Directors; (G) the issuance of Common Stock to ARIAD pursuant to and in accordance with the ARIAD Stock Purchase Agreement or Section 4 of the ARIAD Investor Rights Agreement; or (H) the issuance of securities pursuant to the Purchase Agreement.

Section 5.2 Common Holder Right of First Offer.

(a) Each time any Common Holder (the “Selling Common Holder”) proposes to Transfer (other than a Transfer by operation of law, including but not limited to as a result of a divorce, bankruptcy or death of a Common Holder or any other involuntary Transfer) any or all of the Shares standing in such Selling Common Holder’s name or owned by such Selling Common Holder during the term of this Agreement (the “Offered Securities”), such Selling Common Holder shall first offer to the Company and then to the Preferred Holders the right to purchase all or any portion of the Offered Securities in accordance with the following provisions:

(i)	Such Selling Common Holder shall deliver a written notice (a “Sale Notice”) to the Company and to each Preferred Holder setting forth an irrevocable written offer to sell all of the Offered

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Securities which the Selling Common Holder desires or is required to Transfer and stating (A) such Selling Common Holder’s bona fide intention to Transfer the Offered Securities, (B) the name and the address of the proposed transferee, (C) the number of Shares to be Transferred, and (D) the purchase price per Share and terms of payment for which the Selling Common Holder proposes to Transfer the Offered Securities.

(ii)	The Company shall have twenty (20) days after the delivery of the Sale Notice to notify such Selling Common Holder in writing (a “Purchase Notice”) of its election or rejection to purchase all or any portion of the Offered Securities. The Purchase Notice shall identify the number of Offered Securities that the Company desires to purchase from the Selling Common Holder. The Company shall have the right to purchase any or all of the Offered Securities offered for sale as set forth in the Company’s Purchase Notice. A copy of such Purchase Notice shall also be delivered to all Preferred Holders simultaneously with that provided to the Selling Common Holder. If the Company so elects to purchase all or a part of the Offered Securities as set forth herein, the Company shall be obligated to purchase such securities on the terms and conditions set forth in the Sale Notice. The Company shall close its purchase within sixty (60) days of the delivery of the Sale Notice. If the Sale Notice provides for the payment of non-cash consideration, the Company, at its option, may pay the consideration in cash equal to its good faith estimate of the present fair market value of the non-cash consideration offered.

(iii)

If the Company does not elect to purchase all of the Offered Securities in accordance with Section 5.2(a)(ii) above, the Selling Common Holder shall deliver written notice to all of the Preferred Holders to that effect not later than ten (10) days following the Selling Common Holder’s receipt of a Purchase Notice from the Company or the expiration of the Company’s rights to purchase the Offered Securities (a “Secondary Notice”). Each Preferred Holder shall have twenty (20) days after the delivery of the Secondary Notice to notify such Selling Common Holder in writing (via a Purchase Notice) of its election or rejection to purchase all (or a part) of the Offered Securities. The Purchase Notice shall identify the total number of Offered Securities that such Preferred Holder desires to purchase from the Selling Common Holder, which amount designated may be greater than such Preferred Holder’s pro rata portion of the Offered Securities. The Preferred Holders shall have the right to purchase such portion of the Offered Securities offered for sale as the Shares owned (on a fully diluted basis assuming conversion of the Preferred Stock and assuming exercise of any warrant to purchase shares of Common Stock issued by the Company to any Preferred Holder) by such Preferred Holder at such time shall bear to the outstanding Shares owned (on a fully diluted basis assuming conversion of the Preferred Stock and assuming exercise of any warrant to purchase shares of Common Stock

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issued by the Company to any Preferred Holder) by all the other Preferred Holders. A copy of such Purchase Notice shall also be delivered to the Company simultaneously with that provided to the Selling Common Holder. If each Preferred Holder so elects to purchase all or a part of such Preferred Holder’s pro rata portion of the Offered Securities as set forth herein, such Preferred Holder shall be obligated to purchase such securities on the terms and conditions set forth in the Sale Notice. If any Preferred Holder elects not to purchase all of such Preferred Holder’s pro rata portion of the Offered Securities, then any such remaining shares of Offered Securities may be purchased on a pro rata basis by those other Preferred Holders that indicated on their respective Purchase Notice that they wanted to purchase a number of Offered Securities that is greater than their respective pro rata portion of the Offered Securities, in the same manner described above. The Preferred Holders shall close their respective purchases within sixty (60) days of the delivery of the Secondary Notice (an “Expiration Date”). If the Sale Notice provides for the payment of non-cash consideration, each Preferred Holder, at its option, may pay the consideration in cash equal to its good faith estimate of the present fair market value of the non-cash consideration offered.

(iv)	If the Company and the Preferred Holders do not elect to purchase all of the Offered Securities designated in the Sale Notice, then no shares of Offered Securities shall be sold to the Company or the Preferred Holders, and the Selling Common Holder may transfer the remaining amount of the Offered Securities to the proposed transferee set forth on the Sale Notice, provided such transfer (A) is completed within sixty (60) days after the Expiration Date, (B) is made at the price and terms designated in the Sale Notice, and (C) the proposed transferee agrees to be bound by the terms and provisions of this Agreement and to become a party to this Agreement to the same extent as the Selling Common Holder immediately upon receipt of the Offered Securities. If the Offered Securities are not so transferred within such sixty (60) day time period, the Sale Notice given to the Company and the Preferred Holders shall be deemed to have expired and a new notice shall be required prior to any other or subsequent transfer of the Offered Securities.

(v)	Any transferee of Common Stock in a transaction other than a transaction described in Section 5.2(a) shall, as a condition to the

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registration of the transfer on the stock transfer records of the Company and its recognition by the Company as a valid transfer, execute a counterpart of this Agreement or such other documentation as shall be reasonably requested by the Company pursuant to which such transferee shall agree to be bound by the provisions of this Agreement.

(b) Notwithstanding anything in Section 5.2(a) to the contrary, a Common Holder may Transfer Shares to a Common Holder’s Immediate Family Member or to a trust established for the sole benefit of the Common Holder or the Common Holder’s Immediate Family Member or Members; provided that the Common Holder notifies the Company of such Transfer not less than ten (10) nor more than ninety (90) days prior to the Transfer and that the proposed transferee agrees to be bound by the terms and provisions of this Agreement and to become a party to this Agreement to the same extent as the Common Holder immediately upon the receipt of such Shares.

Section 5.3 Right of Co-Sale.

(a) As used in this Section 5.3, the term “Sale” means a sale or transfer made or agreed to by a Common Holder in the manner described in the first sentence of the following paragraph, and the term “Consummation Date” means the date fixed for the consummation of a Sale.

(b) Except with respect to a Transfer pursuant to Section 5.2(b), in the event any Common Holder or group of Common Holders (the “Selling Group”) shall desire to sell all or any portion of their respective Shares to any third party in a transaction described in Section 5.2(a), and the Company and the Preferred Holders have not exercised their Rights of First Refusal as to such Shares in accordance with Section 5.2, each Preferred Holder and the ARIAD Holder shall have the option to require the Selling Group to purchase, or cause the purchase of, such number of Shares owned (on an as-converted basis) by such Preferred Holder and ARIAD Holder equal to the number of Shares to be transferred multiplied by a fraction, the numerator of which will be the number of shares of Common Stock that were issued or are issuable upon conversion of the Preferred Stock then held by such Preferred Holder or the ARIAD Common Stock, as the case may be, and the denominator of which will be sum of the total number of shares of Common Stock that were issued or are issuable upon conversion of the Preferred Stock held by all Preferred Holders and the ARIAD Common Stock, upon the same terms and conditions as those of the Sale as set forth in the written offer to the Preferred Holders and the Company as provided in Section 5.2 hereof. The option described herein shall be exercised by the giving of written notice of the exercise of such option to the Selling Group not more than ten (10) days after the date of receipt by the Preferred Holders and the ARIAD Holder of the Secondary Notice as set forth in Section 5.2. The Selling Group shall, on the Consummation Date and conditioned upon and contemporaneously with the Sale, purchase, or cause the purchase by the purchasers of, such Shares of the Preferred Holders and the ARIAD Holder upon terms and conditions the same as those of the Sale. If any Preferred Holder or the ARIAD Holder exercises the option under this Section 5.3, and if the Selling Group has elected to purchase (rather than cause the purchase of) the Shares owned by the Preferred Holders and the ARIAD Holder, then the Selling Group must resell to the purchasers the Shares so purchased

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contemporaneously with the Sale and upon the same terms and conditions as those of the Sale. If the Selling Group shall fail to so purchase, or cause the purchase of, the Shares of the Preferred Holders and the ARIAD Holder as provided in this Section 5.3, then the Selling Group may not consummate the Sale.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 6.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES REGARDING CONFLICTS OF LAWS.

Section 6.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.4 Electronic Transmission. Any signature page delivered pursuant to this Agreement or any agreement contemplated hereby via facsimile or other electronic transmission shall be binding to the same extent as an original signature. Any party who delivers such a signature page agrees to later deliver an original counterpart to any Party who requests it.

Section 6.5 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not in any way affect the meaning or interpretation of this Agreement.

Section 6.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the following addresses (or at such other address or electronic mail address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

If to the Company:

Bellicum Pharmaceuticals, Inc.

2130 W. Holcombe Blvd., Suite 850

Houston, Texas 77030

Attention: Thomas J. Farrell

Telephone: (713) 341-6472

Telecopy: (713) 335-1446

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With a copy (which shall not constitute notice) to:

Cooley LLP

4401 Eastgate Mall

San Diego, California 92121

Attention: Julie M. Robinson

Telephone: 858-550-6092

Telecopy: 858-550-6420

If to the Series C Holders:

To the addresses indicated on the signature pages hereto.

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Thomas S. Levato

Telephone: 212-459-7256

Telecopy: 212-355-3333

If to the Series B Holders:

To the addresses indicated on the signature pages hereto,

If to the Series A Holders:

To the addresses indicated on the signature pages hereto.

If to the Common Holders:

To the addresses indicated on the signature pages hereto.

If to ARIAD:

ARIAD Pharmaceuticals, Inc.

26 Landsdowne Street

Cambridge, MA 02139

Attention: Chief Executive Officer

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Section 6.7 Entire Agreement; Amendment and Waivers. This Agreement, including the documents, schedules, instruments, and agreements referred to herein, and the agreements and documents executed contemporaneously herewith embody the entire agreement and understanding of the Parties hereto in respect of the subject matter hereof. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter except for the ARIAD Stock Purchase Agreement and the ARIAD Investor Rights Agreement, as amended. This Agreement may be amended only in writing with the approval of the Company, a majority of the Common Stock and not less than 67% of the Preferred Stock and ARIAD Common Stock, voting together (for purposes of such calculation the Preferred Stock shall be deemed converted into Common Stock in accordance with its terms); provided, however that in no event shall (i) Section 4.1(c)(i) be amended, supplemented, or otherwise modified without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock or (ii) Section 4.1(c)(iv) insofar as it relates to Kevin M. Slawin M.D. be amended, supplemented, or otherwise modified without the prior written consent of Kevin M. Slawin, M.D.

Section 6.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 6.9 Aggregation of Stock. All shares of Registrable Securities or Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 6.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 6.11 Time is of the Essence. Time is of the essence in performance of the obligations under this Agreement.

Section 6.12 Spouses. The spouses of the Investors are fully aware of, understand, and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests they may now or hereafter own, and agree that the termination of their marital relationship with any Investor for any reason shall not have the effect of removing any Shares otherwise subject to this Agreement from the coverage hereof and that their awareness, understanding, consent and agreement are evidenced by their execution of this Agreement.

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Section 6.13 Legend. Each certificate representing shares of Common Stock or Preferred Stock shall, in addition to any other Legends required by contract or applicable law, bear substantially the following Legend: “THE SHARES EVIDENCED OR CONSTITUTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THESE SECURITIES WHICH, AMONG OTHER THINGS, SUBSTANTIALLY RESTRICTS THE TRANSFERABILITY OF THESE SECURITIES. THE SALE, TRANSFER, OR OTHER DISPOSITION AND VOTING OF SUCH SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT, AND SUCH SECURITIES ARE TRANSFERABLE ONLY UPON PROOF TO THE COMPANY OF COMPLIANCE THEREWITH.”

Section 6.14 No “Bad Actor” Disqualification.

(a) The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act (each, a “Disqualification Event”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Agreement, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (i) any Series C Holder, (ii) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Investor or ARIAD or (iii) any director of the Company that has been designated by any Investor or ARIAD.

(b) Each Series C Holder represents and warrants that neither (i) such person, nor (ii) any entity that controls such person or is under the control of, or under common control with, such person, nor (iii) any director of the Company that has been designated by such person, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Act and disclosed in writing in reasonable detail to the Company. No party to this Agreement will select a designee that is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act, in which case such party will promptly disclose in writing to the Company and other parties to this Agreement any and all information necessary for the Company to determine whether Rule 506(d)(2)(ii) or (iii) or (d)(3) applies.

(c) Each party to this Agreement represents that it has exercised reasonable care to determine the accuracy of the representation made by it in either Section 6.14(a) or (b) above as applicable, and agrees to notify each other party to this Agreement if it becomes aware of any fact that makes the representation given by it hereunder inaccurate.

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(d) Notwithstanding any other provision in this Agreement to the contrary, no party to this Agreement will be required to vote for any director or proposed director who is subject to a Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act.

[Signature pages follow]

36.

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMPANY:

BELLICUM PHARMACEUTICALS, INC.

By:	/s/ Thomas J. Farrell
Name:	Thomas J. Farrell
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

By:	/s/ Joseph E. Edelman
Name:	Joseph E. Edelman
Title:	Managing Member of Investment Advisor

Address:	499 Park Avenue, 25Fl
New York, NY 10022

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

TITAN PERC, LTD.

By:	/s/ Darren Ross
Name:	Darren Ross
Title:	Director

Address:	2 International Drive, Suite 200
Rye Brook, NY 10573

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RA CAPITAL HEALTHCARE FUND, LP

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Manager

Address:	20 Park Plaza, Suite 1200
Boston, MA 02116

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds – TD Health Sciences Fund
Valic Company I – Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Variable Insurance Trust – Health Sciences Trust
John Hancock Funds II – Health Sciences Fund, Each fund, severally and not jointly

By:	T. ROWE PRICE ASSOCIATES, INC., Investment Adviser or Subadviser

By:	/s/ Darrell Braman

Name:	Darrell Braman

Title:	Vice President

T. Rowe Price Associates, Inc.
100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Vice President and Senior Legal Counsel Phone: 410-345-2090 E-mail: andrew_baek@troweprice.com

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JENNISON GLOBAL HEALTHCARE MASTER FUND, LTD.

By: Jennison Associates LLC, as the Investment Manager of the Fund

By:	/s/ David Chan
Name:	David Chan
Title:	Managing Director of Jennison Associates
LLC

Address:	c/o Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

REDMILE CAPITAL FUND, LP

By:	/s/ Jeremy Greem
Name:	Jeremy Greem
Title:	Managing Member of the GP and the
Investment Manager

Address:	One Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

REDMILE CAPITAL OFFSHORE FUND, LTD.

By:	/s/ Jeremy Greem
Name:	Jeremy Greem
Title:	Managing Member of the
Investment Manager

Address:	One Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

REDMILE CAPITAL OFFSHORE FUND II, LTD.

By:	/s/ Jeremy Greem
Name:	Jeremy Greem
Title:	Managing Member of the
Investment Manager

Address:	One Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

REDMILE SPECIAL OPPORTUNITIES FUND, LTD.

By:	/s/ Jeremy Greem
Name:	Jeremy Greem
Title:	Managing Member of the
Investment Manager

Address:	One Letterman Drive
Building D, Suite D3-700
San Francisco, CA 94129

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RIDGEBACK CAPITAL INVESTMENTS LP

By:	/s/ Chris Sheldon
Name:	Chris Sheldon
Title:	C.T.O.

Address:	75 Ninth Avenue, 5th Floor
New York, New York 10011

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SABBY HEALTHCARE VOLATILITY MASTER FUND, LTD.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Manager

Address:	c/o Sabby Management
10 Mountainview Road, Suite 205
USR, NJ 07458

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Manager

Address:	c/o Sabby Management
10 Mountainview, Rd, Suite 205
U.S.R, NJ 07458

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

VENBIO SELECT FUND LLC

By:	/s/ Behzad Aghazadeh
Name:	Behzad Aghazadeh
Title:	Portfolio Manager

Address:	1350 Avenue of the Americas, 20th Fl.
NY, NY 10019

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SPHERA GLOBAL HEALTHCARE MASTER FUND L.P.

By:	/s/ Doron Breen
Name:	Doron Breen
Title:	Director

Address:	c/o Sphera Funds Mgmt.
21 Haarbaa St.
Tel-Aviv, Israel

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

AJU LIFE SCIENCE OVERSEAS EXPANSION PLATFORM FUND

By:	/s/ Jung-Kyoo Yang
Name:	Jung-Kyoo Yang
Title:	CFO and President

Address:	679-5, Yeoksam-doing, 4th floor
Gangnam-gu
Seoul, Korea, 135-916
Attn: Jung-Kyoo Yang, President / CEO

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

MCLW PARTNERS, LTD.,
a Texas limited partnership

By:	MCLW GP LLC,
a Texas limited liability company,
Its General Partner

By:	/s/ Marc Winograd
Name:	Marc Winograd
Title:	President

Address:	5216 Pine Street
Bellaire, TX 77401

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

GEORGE A. RIZZO

/s/ George A. Rizzo
(Signature)

Address:

SPOUSE:

By:	/s/ Fay Rizzo
Name:	Fay Rizzo
Spouse of George A. Rizzo

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

GEORGE AND FAY RIZZO FAMILY PARTNERSHIP, LTD.

By:	/s/ George A. Rizzo
Name:	George A. Rizzo
Title:	General Partner

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

WILLIAM K. MCGEE, JR.
By: Florence McGee, his attorney-in-fact

By:	/s/ Florence McGee
Name:	Florence McGee
Title:	Attorney-in-Fact for William K. McGee, Jr.

Address:

SPOUSE:

By:	/s/ Florence McGee
Name:	Florence McGee
Spouse of William K. McGee, Jr.

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

MCGUYER INVESTMENTS LTD.

By:	/s/ Frank McGuyer
Name:	Frank McGuyer
Title:	Managing General Partner

Address:	11007 Wickwood Dr.
Houston, TX 77024

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JEROLD WINOGRAD

/s/ Jerold Winograd
(Signature)

Address:

SPOUSE:

By:	/s/ Bonnie Winograd
Name:	Bonnie Winograd
Spouse of Jerold Winograd

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

STACY CAPITAL PARTNERS, LTD.

By:	/s/ T. Don Stacy
Name:	T. Don Stacy
Title:	Managing Partner

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

T. DON STACY AND WANDA T. STACY, JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

By:	/s/ T. Don Stacy
Name:	T. Don Stacy

By:	/s/ Wanda T. Stacy
Name:	Wanda T. Stacy

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

ANN GORDON TRAMMELL

/s/ Ann G. Trammell
(Signature)

Address:

SPOUSE:

Name:
Spouse of Ann Gordon Trammell

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SCOTT M. HOFFER

By:	/s/ Scott M. Hoffer
Name:	Scott M. Hoffer

Address:

SPOUSE:

By:	/s/ Gayle Hoffer
Name:	Gayle Hoffer
Spouse of Scott M. Hoffer

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

NICOLE B. WINOGRAD GST TRUST

By:	/s/ Jerold Winograd
Name:	Jerold Winograd
Title:	Co-Trustee

By:	/s/ Bonnie Winograd
Name:	Bonnie Winograd
Title:	Co-Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JORDANA SLAWIN 2012 FAMILY TRUST

By:	/s/ Jordana Roteman Slawin
Name:	Jordana Roteman Slawin
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

KEVIN SLAWIN, TRUSTEE OF THE KEVIN SLAWIN 2009 FAMILY TRUST

By:	/s/ Kevin M. Slawin
Name:	Kevin M. Slawin, M.D.
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RYAN L. WINOGRAD FAMILY GST TRUST

By:	/s/ Marc Winograd
Name:	Marc Winograd
Title:	Co-Trustee

By:	/s/ Carol L. Winograd
Name:	Carol L. Winograd
Title:	Co-Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

ALEC L. WINOGRAD FAMILY GST TRUST

By:	/s/ Marc Winograd
Name:	Marc Winograd
Title:	Co-Trustee

By:	/s/ Carol L. Winograd
Name:	Carol L. Winograd
Title:	Co-Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

EVAN L. WINOGRAD FAMILY GST TRUST

By:	/s/ Marc Winograd
Name:	Marc Winograd
Title:	Co-Trustee

By:	/s/ Carol L. Winograd
Name:	Carol L. Winograd
Title:	Co-Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JEROLD WINOGRAD – SEPARATE PROPERTY ACCOUNT

By:	/s/ Jerold Winograd
Name:	Jerold Winograd

Address:	4295 San Felipe
Suite 370
Houston, TX 77027

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

EIGHTY SEVEN EIGHTEEN, LTD.

By:	8718 GP, LLC
Its General Partner

By:	/s/ Marc Winograd
Name:	Marc Winograd
Title:	President

Address:	4295 San Felipe
Suite 370
Houston, TX 77027

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

ELIZABETH WINOGRAD – SEPARATE PROPERTY ACCOUNT

By:	/s/ Elizabeth Winograd
Name:	Elizabeth Winograd
Title:

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

WRB INTERESTS, LTD.

By:	/s/ W. Russell Brown, Jr.
Name:	W. Russell Brown, Jr.
Title:	Managing Partner

Address:	777 Post Oak Blvd.
Ste 333
Houston, TX 77056

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

DAVID H. GOODMAN 2003 TRUST

By:	/s/ Jerold Winograd
Name:	Jerold Winograd
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

PATRICIA J. GOODMAN 2003 TRUST

By:	/s/ David H. Goodman
Name:	David H. Goodman
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

DAVID H. GOODMAN

/s/ David H. Goodman
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

TERRY MCDANIEL

/s/ Terry Mcdaniel
(Signature)

Address:

SPOUSE:

By:	/s/ Shannon McDaniel
Name:	Shannon McDaniel
Spouse of Terry McDaniel

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

WARREN FLORKIEWICZ

/s/ Warren Florkiewicz
(Signature)

Address:

SPOUSE:

By:	/s/ Laurie Florkiewicz
Name:	Laurie Florkiewicz
Spouse of Warren Florkiewicz

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

B. SHALE INVESTMENTS, LTD.

By:	/s/ Richard Bennett
Name:	Richard Bennett
Title:	Partner

Address:	100 Congress Avenue
Suite 1600
Austin, TX 78701

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

NORMAN JESIN

/s/ Norman Jesin
(Signature)

Address:

SPOUSE:

By:	/s/ Edie Neuberger
Name:	Edie Neuberger (Jesin)
Spouse of Norman Jesin

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JERRY JESIN

/s/ Jerry Jesin
(Signature)

Address:

SPOUSE:

By:	N/A
Name:
Spouse of Jerry Jesin

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RONALD L. PRICE

/s/ Ronald L. Price
(Signature)

Address:

SPOUSE:

By:	/s/ Lisa H. Price
Name:	Lisa H. Price
Spouse of Ronald L. Price

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

2009 SLAWIN FAMILY PARTNERSHIP

By:	/s/ Kevin Slawin
Name:	Kevin Slawin, M.D.
Title:	General Partner

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

IMI MARINE OPERATIONS, INC.

By:	/s/ Marshall P. Cloyd
Name:	Marshall P. Cloyd
Title:	Chairman

Address:	10000 Memorial Drive
Suite 700
Houston, TX 77024

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RELDA FINGER HOFFER

By:	/s/ Relda Finger Hoffer
Name:	Relda Finger Hoffer

Address:

SPOUSE:

By:
Name:
Spouse of Relda Finger Hoffer

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

NFS/FMTC FBO GEORGE RIZZO IRA

By:	/s/ George A. Rizzo
Name:	George A. Rizzo

Title:

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

CHARLES H. MUTTERPERL IRA

By:	/s/ Charles H. Mutterperl
Name:	Charles H. Mutterperl
Title:	Beneficiary

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

TREK HOLDINGS, LLC

By:	/s/ William S. O’Donnell, Jr.
Name:	William S. O’Donnell, Jr.
Title:	Manager

Address:	7500 San Felipe, #1060
Houston, TX 77063

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

TED JOHNSON INVESTMENT TRUST

By:	/s/ Walter Johnson
Name:	Walter Johnson
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

CORRIGAN SECURITIES, INC.

By:	/s/ Leo F. Corrigan III
Name:	Leo F. Corrigan III
Title:	President

Address:	2000 McKinney, Suite 1225
Dallas, TX 75201

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

THOMAS J. FARRELL

/s/ Thomas J. Farrell
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

CARCHARODON, LLC

By:	/s/ Charles W. Kelly
Name:	Charles W. Kelly
Title:	Manager

Address:	3050 Post Oak Blvd., Ste. 200
Houston, TX 77056

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RALPH S. O’CONNOR

/s/ Ralph S. O’connor
(Signature)

Address:

SPOUSE:

By:	/s/ Becky G. O’Connor
Name:	Becky G. O’Connor
Spouse of Ralph S. O’Connor

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

GILLSON LONGENBAUGH FOUNDATION

By:	/s/ Lawrence I. Levy
Name:	Lawrence I. Levy
Title:	President

Address:	2121 Sage Road
Suite 120
Houston, TX 77056

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

GOLDENEYE PARTNERS II, LTD.

By:	/s/ Kenneth J. Lewis
Name:	Kenneth J. Lewis
Title:	Vice President, Goldeneye
Its General Partner

Address:	2211 Norfolk Street, Ste. 1030
Houston, TX 77098

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

AVG VENTURES, LP

By:	AVG VENTURES GP, LLC
Its General Partner

By:	/s/ James Brown
Name:	James Brown
Title:	Manager

Address:	500 Ygnacio Valley Rd.
Suite 360
Walnut Creek, CA 94596

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JOHN BIRD AND JENNIFER BIRD, JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

By:	/s/ John Bird
Name:	John Bird

By:	/s/ Jennifer Bird
Name:	Jennifer Bird

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JOHN R. IRWIN AND MARGO IRWIN, TENANTS IN COMMON

By:	/s/ John R. Irwin
Name:	John R. Irwin

By:	/s/ Margo Irwin
Name:	Margo Irwin

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

J. KEVIN IRONS

/s/ J. Kevin Irons
(Signature)

Address:

SPOUSE:

By:	/s/ Darlene Irons
Name:	Darlene Irons
Spouse of J. Kevin Irons

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

LOUIS B. CUSHMAN

/s/ Louis B. Cushman
(Signature)

Address:

SPOUSE:

By:	/s/ Christina S. Cushman
Name:	Christina S. Cushman
Spouse of Louis B. Cushman

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SUSAN BENTSEN CORRIGAN

/s/ Susan Bentsen Corrigan
(Address)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

FLYERS OIL & GAS LLC

By:	/s/ Scott P. Sealy, Jr.
Name:	Scott P. Sealy, Jr.
Title:	Member

Address:	8401 N. Central Expy, Ste. 150
Dallas, TX 75225

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

JESSE KIRK AND MILO KIRK

/s/ Jesse Kirk
(Signature)

/s/ Milo Kirk
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

LAWRENCE I. LEVY, INDIVIDUALLY

/s/ Lawrence I. Levy
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

LINDA D. SCHAEFER

/s/ Linda D. Schaefer
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

MPS CAPITAL FUNDS, L.L.C.

By:	/s/ Mark P. Sealy
Name:	Mark P. Sealy
Title:	Manager

Address:	333 Texas Street, Ste. 1050
Shreveport, Louisiana 71101

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

DAN M. MOODY, JR.

/s/ Dan M. Moody, Jr.
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

MARK HARVEY MULLINS 2011 TRUST

By:	/s/ Mark Harvey Mullins
Name:	Mark Harvey Mullins
Title:	Trustee

Address:	4545 Post Oak Place Drive, Ste. 144
Houston, TX 77027

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

DON R. MULLINS AND GWEN G. MULLINS, COMMUNITY PROPERTY

/s/ Don R. Mullins
(Signature)

/s/ Gwen G. Mullins
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

KERYL A. ROWDEN

/s/ Keryl A. Rowden
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RENEE ROLKE GREEN 2011 TRUST

By:	/s/ Renee Rolke Green
Name:	Renee Rolke Green
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

REMEDITEX VENTURES LLC

By:	/s/ Brett A. Ringle
Name:	Brett A. Ringle
Title:	President

Address:	2101 Cedar Springs Road, Suite 601
Dallas, TX 75201

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

SEALY FAMILY OIL & GAS PARTNERSHIP I, L.P.

By:	/s/ Scott P. Sealy
Name:	Scott P. Sealy
Title:	Managing Partner

Address:	8401 N. Central Expy, Suite 150
Dallas, TX 75225

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

KEVIN SLAWIN, M.D.

/s/ Kevin Slawin
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

DAVID SPENCER

/s/ David Spencer
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

L.E. SIMMONS

/s/ L.E. Simmons
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

THOMAS F. SORIERO

/s/ Thomas F. Soriero
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

RONALD W. ECKEL

/s/ Ronald W. Eckel
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

THE BENTSEN 2010 IRREVOCABLE ASSET TRUST

By:	/s/ Calvin R. Bentsen
Name:	Calvin R. Bentsen
Title:	Co-Trustee

Address:	100 Savannah Avenue, Suite 360
McAllen, TX 78503

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

BENTSEN INVESTMENT PARTNERSHIP, LTD

By:	Beutsen Management, LLC
General Partner

By:	/s/ Calvin R. Beutsen
Name:	Calvin R. Beutsen
Title:	President

Address:	100 Savannah Avenue, Suite 360
McAllen, TX 78503

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

EDWIN H. FRANK, III

/s/ Edwin H. Frank, III
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

667, L.P. (account #1)

BY: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:	Baker Brothers Investments
667 Madison Avenue, 21st Floor
New York, NY 10065
Attn: Scott L. Lessing

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

667, L.P. (account #2)

BY: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:	Baker Brothers Investments
667 Madison Avenue, 21st Floor
New York, NY 10065
Attn: Scott L. Lessing

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:	Baker Brothers Investments
667 Madison Avenue, 21st Floor
New York, NY 10065
Attn: Scott L. Lessing

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

PREFERRED HOLDER:

14159, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

Address:	Baker Brothers Investments
667 Madison Avenue, 21st Floor
New York, NY 10065
Attn: Scott L. Lessing

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

KEVIN M. SLAWIN

/s/ Kevin M. Slawin
(Signature)

Address:

SPOUSE:

By:	/s/ Jordana Slawin
Name:	Jordana Slawin
Spouse of Kevin M. Slawin, M.D.

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

JORDANA SLAWIN 2012 FAMILY TRUST

By:	/s/ Jordana Roteman Slawin
Name:	Jordana Roteman Slawin
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

KEVIN SLAWIN, TRUSTEE OF THE KEVIN SLAWIN 2009 FAMILY TRUST

By:	/s/ Kevin M. Slawin
Name:	Kevin M. Slawin, M.D.
Title:	Trustee

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

DAVID M. SPENCER, PH.D.

/s/ David M. Spencer
(Signature)

Address:

SPOUSE:

By:	/s/ Zsofia Intody
Name:	Zsofia Intody
Spouse of David M. Spencer

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

THOMAS J. FARRELL

/s/ Thomas J. Farrell
(Signature)

Address:

IN WITNESS WHEREOF, each of the Parties hereto has executed this Second Amended and Restated Investor Rights Agreement as of the date first above written.

COMMON HOLDER:

KERYL A. ROWDEN

/s/ Keryl A. Rowden
(Signature)

Address: